Exhibit 99.1

Fulton Financial Corporation

Investor Presentation Lehman Brothers Financial Services Conference

September 13, 2004

Fulton Financial Corporation

Forward-looking statement

The following presentation may contain forward-looking statements about Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Fulton Financial Corporation

Presentation outline

Corporate profile Strategic initiatives Asset quality Future direction Financial performance

Fulton Financial Corporation

Fulton Financial profile

Regional financial holding company (formed in 1982)

12 bank subsidiaries and 3 financial services subsidiaries in 5 states Asset size: $10.6 billion Second largest commercial bank headquartered in Third Federal Reserve District Fulton Bank founded in 1882

Fulton Financial Corporation

# Where are we located?



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
YORK
CHESTER
DELAWARE
SUSSEX
WARREN
MORRIS
HUNTERDON
MERCER
MONMOUTH
New Jersey
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
CAPE MAY
WASHINGTON
FREDERICK
Maryland
CECIL
NEW CASTLE
KENT
SUSSEX
Delaware
FAIRFAX
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE
The Bank
Delaware National Bank
FNB Bank
Fulton Bank
Hagerstown Trust
Lafayette Ambassador Bank
Lebanon Valley Farmers Bank
The Peoples Bank of Elkton
Premier Bank
Resource Bankshares Corporation
Skylands Community Bank
Swineford National Bank
First Washington State Bank (Pending)
FULTON FINANCIAL CORPORATION

Fulton Financial Corporation

5

Assets by affiliate

(as of 6/30/04, in thousands)

Fulton Bank

Lafayette Ambassador Bank Resource Bank The Bank Lebanon Valley Farmers Bank Premier Bank Hagerstown Trust Company Skylands Community Bank Delaware National Bank FNB Bank, N.A.

Swineford National Bank The Peoples Bank of Elkton $ 4,046,000 1,194,000 1,060,000 1,048,000 762,000 525,000 454,000 441,000 374,000 285,000 264,000 108,000

Fulton Financial Corporation

Fulton Financial Corporation

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Possible Future Expansion

Current Markets

Pending Acquisitions

Future Expansion

Pennsylvania

New Jersey

Maryland

Delaware

Virginia

North Carolina

Fulton Financial Corporation

Fulton Financial Corporation

Mission statement

We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees.

We will conduct all of our business with honesty and integrity.

Fulton Financial Corporation

Corporate ethics

Longstanding written code of conduct No “gray” areas Expectations clearly outlined

Fulton Financial Corporation

What have we accomplished?

8.8% compounded annual growth rate in earnings per share 22 consecutive years of record earnings 30 consecutive years of dividend increases 10.3% compounded annual growth rate in dividends per share (approximate dividend yield: 3.10%) Proven business model Consistent performance

Fulton Financial Corporation

Five-year performance

Net income per share Cash dividends per share Return on assets Return on equity Efficiency ratio Dividend payout

1998

$ .84 $ .35 1.60% 15.06% 55.30% 41.60%

2003

$1.22 $ .59 1.57% 15.45% 53.80% 48.70%

Restated for 5% stock dividend paid in May 2004.

Fulton Financial Corporation

Wall Street Journal (3/8/04)

Ranking of Banks by 5-Year Average Compound Annual Total Return*

62 banks listed

43 banks had a lower total return than Fulton,

including Wells Fargo, Bank of America, Marshall & Ilsley, Wilmington Trust, Mercantile, Synovus, Fifth Third, PNC, BB&T, Wachovia, J.P. Morgan Chase and Bank of New York

18 banks had a higher total return than Fulton,

including Commerce, M&T, North Fork, and Valley National

*includes price changes and dividend reinvestment

Fulton Financial Corporation

Five-year total return

(Peer analysis – 12/31/03)

Rank Peer Banks 5 Year Total Return

1 Commerce Bancorp Inc. 140.98

2 North Fork Bancorporation 97.50

3 Valley National Bancorp 87.87

4 FULTON FINANCIAL CORP. 80.85

5 Hudson United Bancorp 67.50

6 Provident Bankshares Corp. 63.60

7 First Commonwealth Financial Corp. 48.72

8 Susquehanna Bancshares Inc. 48.55

9 TrustCo Bank Corp. NY 47.28

10 Sky Financial Group Inc. 43.95

11 United Bankshares Inc. 40.38

12 Wilmington Trust Corp. 37.72

13 Mercantile Bankshares Corp. 37.15

14 FirstMerit Corp. 22.15

15 Riggs National Corp. -13.19

16 First Financial Bancorp -24.37

Average 51.67

Fulton Financial Corporation

Stock highlights (as of 06/30/04)

Average daily trading volume 161,097 Number of analysts 12 Number of market makers 35 Number of shares outstanding 121.9 million Market capitalization $2.5 billion Annual meeting attendance 2,000 shareholders

Fulton Financial Corporation

Employee stock ownership

80% of our employees collectively own more than 2 million shares of Fulton Financial Corporation stock

Stock options help us to retain key high-performing employees

Fulton Financial Corporation

Stock performance (1982 - 2003)

WITHOUT dividend reinvestment: 15% compounded annual rate of return

WITH dividend reinvestment:

19% compounded annual rate of return

Fulton Financial Corporation

Employee retention

100 90 80 70 60 50 40 30 20 10 0

1999 2000 2001 2002 2003

Exempt Non-exempt Overall

Fulton Financial Corporation

Employee opinion survey

Customer service Management team performance Company image and mission Team orientation Technology and systems

Training and development Sales orientation Work effectiveness Pay and benefits Employee satisfaction

(Survey administered by BAI Survey Services)

Fulton Financial Corporation

Customer satisfaction

96% of our customers are

Extremely or Very Satisfied with their Fulton Financial affiliate bank 86% of our commercial customers are Satisfied or Very Satisfied with us Compared to national average of 55% of customers who are very satisfied with their financial institution*

* Source: 2003 American Banker/Gallup consumer survey

Fulton Financial Corporation

Funding sources

as of 6/30/04

1%

15%

10%

74%

Deposits and Customer Repurchase Agreements

Capital (GAAP) Other Borrowings Other Liabilities

Fulton Financial Corporation

Community involvement

Employees are actively involved in their own communities The community benefits from this support The banks receive additional business as a result of the relationships and goodwill that are developed

Fulton Financial Corporation

Corporate strategic initiatives

Achieving consistent earnings growth Maintaining high asset quality Expanding the franchise through our well-developed acquisition strategy Diversifying revenue stream by increasing the contribution of non-interest income Managing capital

Fulton Financial Corporation

Capital (At June 30, 2004)

Total Capital (GAAP): $1.1 billion Total Regulatory Capital (Est): $955 million Ratios:

Total Risk-based Capital 12.2% Tier 1 Risk-based Capital 11.1% Leverage Capital 8.4%

Fulton Financial Corporation

Progress of Stock Buyback

2.2 million shares repurchased since January 1, 2004

Average cost $20.08 per share

4 million share buyback announced June 15, 2004

935,000 shares repurchased as of August 31, 2004

Fulton Financial Corporation

Acquisitions

First Washington State Bank

(pending)

Resource Bank Premier Bank

Drovers & Mechanics Bank 18 Sovereign Bank Branches Dearden, Maguire, Weaver and Barrett, Inc.

Skylands Community Bank Ambassador Bank of the Commonwealth Lebanon Valley National Bank Peoples Bank of Elkton Woodstown National Bank

Bank of Gloucester County Delaware National Bank Central Pennsylvania Savings Association Hagerstown Trust Company Denver National Bank Great Valley Savings Association First National Bank of Danville Second National Bank of Nazareth Lafayette Trust Bank Pen Argyl National Bank Swineford National Bank Farmers Trust Bank

Fulton Financial Corporation

Resource Bankshares Corporation

Acquired on April 1, 2004

Assets of $860 million; headquartered in Virginia Beach, Virginia The only Virginia-based bank with offices in Virginia’s three major markets Market area accounts for over 71% of all deposits in state of Virginia Senior lenders average 24 years of industry experience Allows for expansion of Fulton Financial Advisors, retail and commercial banking

Fulton Financial Corporation

First Washington FinancialCorp

Assets of $483 million Headquartered in Windsor, NJ

Banking subsidiary: First Washington State Bank 16 branches in Mercer, Monmouth and Ocean Counties in New Jersey Enhances our existing northern and southern New Jersey franchise by extending our presence into the central part of the state Transaction will be completed by April 15, 2005 FWFC has very strong asset quality and strong CAGR in EPS, deposits and loans Market areas are robust with strong projected demographic trends

Fulton Financial Corporation

First Washington Branch Locations

First Washington Branches Fulton Financial Branches

Fulton Financial Corporation

28

First Washington Branch Locations

Luzerne

Monroe

Pike

Passaic

stamford

Warren

Bergen

Yonkers

Schuylkill

Lehigh

Northhampton

Paterson

Newark

New York

Hunterdon

Suffolk

Elizabeth

Pennsylvania

Middlesex

Monmouth

Mercer

Morris

Bucks

Perks

New Jersey

Philadelphia

Burlington

Ocean

Salem

Gloucester

Delaware

New Castle

Cumberland

Atlantic

Kent

Cape May

Camden

Carbon

Nassau

New York

Cecil

1380

187

1684

1495

180

1280

1278

178

1678

181

1476

1276

1195

176

1176

295

195

1287

First Washington Branches

Fulton Financial Branches

Copyright (C) 2000-2004 SNL Financial (snt.com) All rights reserved

Fulton Financial Corporation

William Penn

Illegible

ABESCO_____

0 37.5ml

What do we look for?

High growth areas

Dynamic market demographics Strong performance Asset quality Talented and dedicated staff Compatible corporate culture

Fulton Financial Corporation

Acquisitions in new markets

What changes?

Loan review Investments

Asset/liability management Compliance Common operating platform Audit

Fulton Financial Corporation

Acquisitions in new markets

What stays the same?

Bank name Board of Directors Management team Employees

Fulton Financial Corporation

Benefits to new affiliates

Increased non-interest income due to introduction of new products and services Additional capital Increased lending capacity Reduced expenses Proven merger/conversion expertise

Fulton Financial Corporation

Product availability

Investment management Brokerage services Insurance (whole life, term life, long-term care through advisors) Cash management On-line banking

Debit/credit cards Residential mortgages Specialized lending (leasing and indirect) International services Correspondent banking

Fulton Financial Corporation

Fulton Financial Advisors, N.A.

Includes Dearden Maguire Weaver and Barrett, LLC and Fulton Insurance Services Group As of June 30, 2004: $5.2 billion; $3.8 billion in assets under management

Products and Services

Personal trust Asset management Retirement services Brokerage

Insurance Corporate trust Cash management Private banking

Named Community-Based Bank Brokerage Program of the Year in 2003 by Bank Insurance and Securities Association (BISA)

Fulton Financial Corporation

Fulton Mortgage Company

Coordinates residential mortgage lending throughout 11 affiliates

Expanded, competitive product line to customers of all affiliates In partnership with each affiliate, focused management team on residential mortgages Entry into new markets for FFC

Record originations in 2003

Residential lending at Resource Bank provided through Resource Mortgage

Fulton Financial Corporation

Other Income As a Percent of Total Income

30.0%

25.0% 20.0%

15.0% 10.0%

5.0% 0.0%

16.0%

16.2%

16.9%

17.9%

19.4%

22.9%

25.0%

27.0%

24.8%

96 97 98 99 00 01 02 03 06/04

Fulton Financial Corporation

Moody’s Investor Service

Short-term rating P-1 Long-term rating: Issuer A-2 Lead Bank Deposits A-1 Outlook: Positive

Short-term rating F-1 Long-term rating A Outlook: Stable

Fitch Ratings

Fulton Financial Corporation

Loan diversification (6/30/04)

36%

14%

30%

11%

9%

Consumer and Other Residential Mortgage Commercial Loans Home Equity Commercial Mortgage

Fulton Financial Corporation

Summary of larger loans

25 relationships with commitments to lend of $20 million or more Maximum individual commitment of $30 million Average commercial loan commitment is $550,000 Loans and corresponding relationships are within Fulton’s geographical market area

Fulton Financial Corporation

Commercial loan concentration

by industry (as of 6/30/04)

Industry % R/E - Rental 17.1 Construction 16.1 Services 10.6 Manufacturing 10.1 Retail 8.3 Health Care 8.3 Agriculture 8.3 Other 7.8 Wholesale 5.3 Arts and Entertainment 3.8 Transportation 2.5 Financial Services 1.8

Fulton Financial Corporation

Six months ended June 30, 2004 $0.62 Net income per share

(1.6% increase over 2003)

$0.317 Cash dividends per share

(10.1% increase over 2003)

1.46% Return on assets 14.45% Return on equity 55.90% Efficiency ratio

Fulton Financial Corporation

Average Loan Growth (YTD June)

2004 2003 $ %

(dollars in millions)

Commercial $ 2,030 $ 1,710 $ 320 19% Comm’l Mort 2,400 1,770 630 36% Resid Mort 620 560 60 11% Consumer 1,520 1,330 190 14% Total Loans $ 6,570 $ 5,370 1,200 22%

Fulton Financial Corporation

Average Deposit Growth (YTD June)

2004 2003 $ %

(dollars in millions)

Nonint DDA $ 1,320 $ 1,120 $ 200 18% Int DDA 1,310 1,070 240 22% Savings/MMDA 1,810 1,570 240 15% CD’s 2,640 2,490 150 6% Cash Mgt 390 300 90 30% Total Deposits $ 7,470 $ 6,550 $ 920 14%

Fulton Financial Corporation

Deposit composition trends

As of June 30

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

2000 2001 2002 2003 2004

Non Int Bearing Demand NOW, MMDA, Savings Time Deposits Customer Repos

Fulton Financial Corporation

Peer group

Commerce Bancorp Inc. First Commonwealth Financial First Financial Bancorp FirstMerit Corp.

Fulton Financial Corp. Hudson United Bancorp Mercantile Bankshares Corp. North Fork Bankcorporation

Provident Bankshares Corp. Riggs National Corp. Sky Financial Group Inc. Susquehanna Bancshares Inc. TrustCo Bank Corp. NY United Bankshares Inc. Valley National Bancorp Wilmington Trust Corp.

Fulton Financial Corporation

Net charge-offs to average loans

0.90 0.60 0.30 -

90 91 92 93 94 95 96 97 98 99 00 01 02 03 6/04

Source: SNL Financial Datasource

Top 50

Peer

FFC

0.33

0.24

0.05

Fulton Financial Corporation

Non-performing assets to total assets

1.80 1.40 1.00 0.60 0.20

90

92

94

96

98 00 02

6/04

Source: SNL Financial Datasource

Top 50 Peer FFC

0.47 0.39 0.31

Fulton Financial Corporation

Net interest margin

5.50 5.00 4.50 4.00 3.50

90

92

94 96

98

00 02

6/04

3.76

3.76 3.55

Top 50 Peer FFC

Source: SNL Financial Datasource

Fulton Financial Corporation

Asset/Liability Management

Interest rate “shocks” (as of 06/30/04)

Rate Change

+300 bp +200 bp +100 bp -100 bp

NII Change (Annual)

+ $ 19.2 million

+ $ 13.5 million

+ $ 8.7 million

-$ 5.3 million

% Change

+ 5.6%

+ 3.9%

+ 2.5%

- 18.2%

Source: FFC Asset/Liability Modeling

Fulton Financial Corporation

Investment portfolio

Portfolio Components Ending Bal. Average Credit ( in millions) 06/30/2004 Life (yrs.) Rating

Mortgage-backed securities $1,876.9 3.4 AAA - agency issued U.S. treasuries and agencies 114.7 0.2 AAA Municipals bonds 268.5 4.1 AAA - insured Corp & bank issued trust pfd 74.8 23.6 various — 5 yrs call Bank stocks 71.6 NA not rated Other/short-term Inv. 69.6 NA AAA

FHLB stock 48.4 NA AAA

Unrealized gain - bank stock 6.8

Unrealized gain - bonds -46.5

TOTAL INVESTMENTS $2,484.8 3.6

NOTE : DOES NOT INCLUDE RESOURCE BANK

Fulton Financial Corporation

Loan Mix (6/30/04)

Floating rate loans = 34%

Adjustable rate loans = 66%

Fulton Financial Corporation

Bank stock gains

(percent contribution to EPS)

9% 8% 7% 6% 5% 4% 3% 2% 1% 0%

91 92 93 94 95 96 97 98 99 00 01 02 03 6/04

Fulton Financial Corporation

Efficiency ratio

65.0 60.0 55.0 50.0 45.0

90 91 92 93 94 95 96 97 98 99 00 01 02 03 6/04

57.9 56.8 55.9

Top 50

Peer

FFC

Source: SNL Financial Datasource

Fulton Financial Corporation

Other Expenses (YTD June)

2004 2003 $ %

(dollars in thousands)

Salaries & Benefits $ 79,160 $ 67,800 $ 11,360 17% Occupancy & Equip. 16,770 15,160 1,610 11% Other Expenses 37,570 31,040 6,530 21%

Total $ 133,500 $ 114,000 $ 19,500 17%

Fulton Financial Corporation

Corporate Governance

Internal controls over financial reporting process SOX and NASDAQ listing standards

Financial expert designated Independent directors determined Executive sessions

Executive compensation and nominating committees SOX compliant written Code of Conduct Corporate disclosure committee and Audit committee - formal review process for relevant financial filings

Fulton Financial Corporation

Looking ahead

Continued focus on:

Strong asset quality

Growth in non-interest income, particularly from Advisors Expansion of franchise geographically Increased loan activity Core deposit growth

Fulton Financial Corporation

Overview

Shareholders maximize shareholder value

Customers create financial success

Employees create career success

Communities create prosperity

Fulton Financial Corporation

Fulton Financial Corporation

One Penn Square Lancaster, PA 17602

www.fult.com

Fulton Financial Corporation

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